GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs High Yield Floating Rate Fund

(the “Fund”)

Supplement dated January 21, 2020 to the

Prospectuses and Statement of Additional Information (the “SAI”),

each dated July 29, 2019, as supplemented to date

Effective immediately, Ken Yang will no longer serve as a portfolio manager for the Fund. Rachel C. Golder and Peter Campo will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Yang in the Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectuses and SAI for future reference.

TBDCONFIDSTK 01-20